Exhibit 10.8

AMENDMENT AND MODIFICATION OF LOAN AGREEMENT

THIS AMENDMENT AND MODIFICATION OF LOAN AGREEMENT (this “Amendment”) made as of January 1, 2013 (the “Effective Date”) by and among WU/LH 12 CASCADE L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company with an address at c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, New York 11563 (collectively, “Borrower”), and JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation, doing its mortgage business in New York as Manulife Financial (“Lender”).

R E C I T A L S

WHEREAS, Lender is the holder of three loans in the aggregate original principal amount of $105,000,000 to Borrower and WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C. and WU/LH 8 SLATER L.L.C (collectively, the “Released Borrower”, and collectively with the Borrower, the “Original Borrower”), which loans were made pursuant to that certain Loan Agreement dated February 25, 2008 among Original Borrower and Lender (the “Loan Agreement”) and were evidenced by multiple notes and certain of such notes have been repaid in full so that said three loans are presently comprised of (a) one loan (the “CT Loan”) evidenced by one (1) Mortgage Note in the original principal amount of $9,765,000, also known as Loan No. 523035:11 (the “CT Note”), (b) one loan (the “NJ Loan”) evidenced by two (2) Mortgage Notes, one in the original principal amount of $20,960,000 and one in the original principal amount of $11,625,000, also known as Loan Nos. 522808:11 and 523017:11, respectively (collectively, the “NJ Notes”), and (c) one loan (the “NY Loan”) evidenced by two (2) Mortgage Notes, one in the original principal amount of $30,650,000 and one in the original principal amount of $16,100,000, also known as Loan Nos. 522917:11 and 523062:11, respectively (collectively, the “NY Notes”), all from Original Borrower to Lender and dated February 25, 2008 (the CT Loan, NJ Loan and NY Loan, collectively, the  “Loan” or “Loans”, and the CT Note, NJ Notes and the NY Notes, individually or collectively as the context may require, and each as amended, restated, supplemented or reconstituted from time to time, together with any note or notes given in substitution or replacement thereof at the request of Lender, the “Note” or “Notes”) and which Loans are further evidenced, secured and otherwise affected by the Loan Documents, as defined in the Loan Agreement, (the “Original Loan Documents”);

WHEREAS, each of Paul Cooper, Louis E. Sheinker and Jeffrey D. Ravetz (collectively, the “Original Guarantor”) executed and delivered to Lender (a) that certain Guaranty Agreement with respect to, and as additional security for, the CT Loan (the “Original CT Guaranty”), (b) that certain Guaranty Agreement with respect to, and as additional security for, the NJ Loan (the “Original NJ Guaranty”) and (c) that certain Guaranty Agreement with respect to, and as additional security for, the NY Loan (the “Original NY Guaranty” and collectively with the Original CT Guaranty and the Original NJ Guaranty, the “Original Guaranties”, and defined in the Loan Agreement as the “Guaranty Agreements”), each of which are dated February 25, 2008 and under each of which, among other things, the Original Guarantor guaranteed the payment of any amounts due, or to become due, to Lender under the Non-Recourse Carveout Obligations (as defined in each of the Original CT Guaranty, the Original NJ Guaranty and the Original NY Guaranty);

WHEREAS, the Original Guarantor and Original Borrower executed and delivered to Lender (a) that certain Indemnification Agreement with respect to the CT Loan (the “Original CT Indemnification”), (b) that certain Indemnification Agreement with respect to the NJ Loan (the “Original NJ Indemnification”), and (c) that certain Indemnification Agreement with respect to the NY Loan (the “Original NY Indemnifications”, and collectively with the Original CT Indemnification and the Original NJ Indemnification, the “Original Indemnification”, and defined in the Loan Agreement with respect to each of the Loans as the “Environmental Indemnity”, each of which is dated February 25, 2008 and under each of which, among other things, the Original Guarantor indemnified Lender against certain environmental matters;

WHEREAS, GTJ REIT, Inc., a Maryland corporation (“GTJ”) and GTJ GP, LLC, a Maryland limited liability company (“GTJ GP”) formed a Delaware limited partnership in the name of GTJ Realty, LP (“UPREIT”), with GTJ as its sole limited partner owning a 99% Class A Limited Partner interest in the UPREIT and GTJ GP as its sole general partner owning a 1% General Partner interest in the UPREIT;

WHEREAS, GTJ has assigned and transferred to the UPREIT, in return for said 99% Class A Limited Partner interest in the UPREIT, 100% of the ownership interests in each of the entities listed on Schedule A, each of which entities owns the real property as shown on said Schedule A, so that UPREIT will be the owner and sole member of each of such entities (“Transfer of the GTJ Interests”);

WHEREAS, Borrower has requested Lender’s permission for a one-time transfer pursuant to Section 3.4(f) of the Loan Agreement whereby Paul Cooper, Jerome Cooper, Louis E. Sheinker, Jeffrey D. Ravetz, Sarah Ravetz and Jeffrey Wu (collectively, the “Portfolio Members”), who comprise all of the indirect ultimate owners of WU/Lighthouse Portfolio L.L.C., a Delaware limited liability company (“Portfolio”), shall, pursuant to that certain Contribution Agreement dated as of January 1, 2013 among GTJ, GTJ GP, UPREIT, the Portfolio Members and Portfolio (the “Contribution Agreement”), assign and transfer or cause to be assigned or transferred 100% of the ownership interests in each Borrower to the UPREIT (the “Transfer of the Portfolio Members Interests”), and in exchange the Portfolio Members shall each receive from the UPREIT the following Common Limited Partner interests in the UPREIT: Paul Cooper 1.997%, Jerome Cooper 0.222%, Louis E. Sheinker 2.219%, Jeffrey D. Ravetz 1.911%, Sarah Ravetz 0.309% and Jeffrey Wu 2.219% which comprises an aggregate interest of 8.877% Common Limited Partnership interests (collectively such 8.877% Common Limited Partner interests, the “Portfolio Members Common UPREIT Interest”), and Jeffrey Wu shall also receive a 24.413% Class B Limited Partner interest (the “Wu UPREIT Interest”, and collectively with the Portfolio Members Common UPREIT Interest, an aggregate Limited Partnership interest of 33.29%, the “Portfolio Members UPREIT Interest”);

WHEREAS, upon the Transfer of the Portfolio Members Interests to the UPREIT and issuance of the Portfolio Members UPREIT Interest, GTJ’s Class A Limited Partner interest will be reduced from 99% to 65.710% (such interest of GTJ as a Class A Limited Partner of 65.710% and GTJ GP as General Partner of 1.00%, comprising a 66.710% interest in the UPREIT, the “GTJ UPREIT Interest”);

WHEREAS, Borrower has also requested in connection with the one-time transfer, that Lender release the Original Guarantor from certain obligations under the Original Guaranties and the Original Indemnifications;

WHEREAS, Lender has agreed to Borrower’s requests above on the condition that, among other things, GTJ, GTJ GP and UPREIT (collectively, the “Guarantor”) provide certain guaranties and indemnities to Lender with regard to the Loans, all upon the terms and conditions as set forth below;

WHEREAS, Note Number C-CT (Loan No. 523053) in the original principal amount of $12,000,000 and Note Number C-NY (Loan No. 523071) in the original principal amount of $3,900,000 (each as defined the Loan Agreement) were fully paid on March 1, 2011 and in accordance with Section 4.1(a) of the Loan Agreement the CT C Properties and NY C Properties (each as set forth on Schedule 4 of the Loan Agreement, hereinafter referred to as the “CT Released Properties” and the “NY Released Properties”, respectively) were released as security for the Loans and Original Borrower has requested and Lender has agreed to release the Released Borrower (the owners of the CT Released Properties and NY Released Properties, respectively) from certain obligations under the Loan Documents subject to certain terms and conditions as set forth herein; and

WHEREAS, the parties hereto now desire to amend the Loan Agreement to, among other things, implement said request and approval for a one-time transfer, substitute Guarantor for Original Guarantor and reflect the release of the Released Borrower.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows (all capitalized terms used herein but not defined shall have the meaning assigned to them in the Loan Agreement):

1.             Representations Accurate.  Each of Original Borrower, Original Guarantor and Guarantor represents and warrants that the above statements in the Recitals are true and accurate and are incorporated herein by reference.

2.             Status of Loans.

(a)           Borrower confirms and agrees that as of the Effective Date and as of the date of execution and delivery by all parties and acceptance by Lender of this Amendment, the outstanding principal balance under each of the Notes is as follows:

Loan Number	Note Number	Original Principal Amount	Outstanding Principal Balance	Term	Maturity
CT Loan
1. 523035:11	A-CT	$9,765,000	$9,765,000	10 years	March 1, 2018

NJ Loan
1. 522808:11	A-NJ	$20,960,000	$20,960,000	10 years	March 1, 2018
2. 523017:11	B-NJ	$11,625,000	$11,625,000	5 years	March 1, 2013

NY Loan
1. 522917:11	A-NY	$30,650,000	$30,650,000	10 years	March 1, 2018
2. 523062:11	B-NY	$16,100,000	$16,100,000	5 years	March 1, 2013

(b)           Borrower confirms and agrees that monthly payments of principal and interest due and owing under each of the Notes through January 1, 2013 have been paid in full to Lender.

(c)           Borrower confirms that no event of default has occurred under the Loan Agreement or the other Original Loan Documents, and no event has occurred or condition exists that, with notice and/or the passage of time, would constitute an event of default under the Loan Agreement or the other Original Loan Documents.

(d)           Borrower ratifies, affirms and acknowledges that the Notes and the other Original Loan Documents represent its valid and enforceable obligations, and that there are no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto.

(e)           Borrower acknowledges and agrees that this Amendment in no way releases, relinquishes or otherwise affects the liens, security interests and rights created by or arising under the Original Loan Documents or the priority thereof or Borrower’s liability there under.  Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended in all respects.

(f)            Borrower acknowledges and confirms that there are no subordinate liens of any kind covering or related to the Premises, nor are there any mechanic’s liens or liens or unpaid taxes or assessments encumbering the Premises, nor has notice of a lien or notice of intent to file a lien been received.

(g)           Borrower acknowledges, represents and confirms that with respect to that certain Collateral Assignment and Security Agreement in Respect of Contracts, Agreements and Escrows from Original Borrower to Lender dated February 25, 2008, there are no amounts presently held under the Representation and Warranty Covenant Escrow Agreement referenced therein, and that there are no amounts presently held with respect to any of the Premises under the Environmental Escrow Agreement referenced therein.

3.             Consent and Acknowledgment.  As of the Effective Date and subject to the terms hereof, Lender hereby consents to (a) the formation of UPREIT, (b) the Amended and Restated Limited Partnership Agreement of UPREIT in the form approved in writing by Lender, (c) GTJ GP being the sole general partner of UPREIT (as long as GTJ GP is and remains 100% owned and controlled by GTJ and with an operating agreement in the form approved in writing by Lender), (d) the Transfer of the Portfolio Members Interests, (e) the Transfer of the GTJ Interests (collectively with the Transfer of the Portfolio Members Interests, the “Transfer”), (f) the ownership of each Borrower by UPREIT and the control of each Borrower by GTJ as the sole manager thereof, instead of Portfolio and Lighthouse 100 William Operating LLC, respectively, (g) the Manager under the operating agreement of each Borrower being changed to be GTJ, instead of Lighthouse 100 William Operating LLC, (h) the Portfolio Members owning 33.29% in the aggregate of the ownership interest in UPREIT in the amounts of the Portfolio Members Common UPREIT Interests and the Wu UPREIT Interests, which ownership interests shall not include any right to vote or control UPREIT, and (i) GTJ owning and controlling GTJ GP and GTJ GP and GTJ together owning 66.710% of the ownership interest in UPREIT and GTJ GP having exclusive control of UPREIT as general partner of UPREIT; provided, however, that such consent shall not be deemed or construed as (i) a waiver of any provision requiring Lender’s consent under the Original Loan Documents, (ii) a consent to any amendment or extension of the Original Loan Documents or any subsequent assignment of transfer of any of the Loan Documents (as hereinafter defined) or the Property or any portion thereof or (iii) any waiver, release, diminishing or derogation of Borrower’s primary liability under the Original Loan Documents.  Further, as a condition to such consent, there shall herewith be executed and delivered to Lender the Indemnities by Borrower and Guarantor, the Guaranties by Guarantor (each as defined in this Amendment) and certain other documents by Borrower and/or Guarantor required by Lender in connection with this Amendment or the transactions contemplated herein. The Notes, the Loan Agreement as amended by this Amendment, the Indemnities, the Guaranties, together with any and all other documents evidencing or securing the Loans, and the Original Loan Documents, as the same have herein or otherwise been, or in the future may be, amended, restated, extended, supplemented or otherwise modified, shall be and are herein collectively referred to as the “Loan Documents”.

4.             Confirmation of Release of Original Guarantor from Original Guaranties.  Notwithstanding anything to the contrary contained herein, in the Original Loan Documents or in the Loan Documents, Original Borrower, Original Guarantor, Lender and Guarantor hereby agree and confirm that Original Guarantor is released from obligations under each of the Original Guaranties for matters and obligations first arising solely after the execution and delivery by all parties and acceptance by Lender of this Amendment; provided, however, Original Guarantor shall have the burden of proving by clear and convincing evidence that the obligations for which Original Guarantor disclaims liability first arose after such execution, delivery and acceptance, and shall continue to have all such obligations under each of the Original Guaranties unless and until a court of competent jurisdiction finds that Original Guarantor has met such burden.  Borrower and Guarantor consent to such release which in no way affects their respective liability under the Loan Documents.  The parties hereto acknowledge and agree that any residual liability of the Original Guarantor under the Original Guaranties is only for the benefit of Lender, its successors and assigns, and that the same does not run in favor of or for the benefit of any other party, including, without limitation, Borrower and/or Guarantor, whether under a third party beneficiary theory of liability or otherwise.  Subject to the foregoing release, each Original Guarantor hereby ratifies and confirms his joint and several obligations under each of the Original Guaranties.

To the extent of the liabilities of Original Guarantor under the Original Guaranties remaining after said release, and any of the same such liabilities of Guarantor under the Guaranties, Original Guarantor and Guarantor are jointly and severally liable under the Original Guaranties and the Guarantees, respectively.

5.             Confirmation of Release of Original Guarantor from Original Indemnifications.  Notwithstanding anything to the contrary contained herein, in the Original Loan Documents, or in the Loan Documents, Original Borrower, Original Guarantor, Lender and Guarantor hereby agree and confirm that Original Guarantor is released from obligations under each of the Original Indemnifications for matters and obligations first arising solely after the execution and delivery by all parties and acceptance by Lender of this Amendment; provided, however, Original Guarantor shall have the burden of proving by clear and convincing evidence that the obligations for which Original Guarantor disclaims liability first arose after such execution, delivery and acceptance, and shall continue to have all such obligations under each of the Original Indemnifications unless and until a court of competent jurisdiction finds that Original Guarantor has met such burden.  Borrower and Guarantor consent to such release which in no way affects their respective liability under the Loan Documents.  The parties hereto acknowledge and agree that any residual liability of the Original Guarantor under the Original Indemnifications is only for the benefit of Lender, its successors and assigns, and that the same does not run in favor of or for the benefit of any other party, including, without limitation, Borrower and/or Guarantor, whether under a third party beneficiary theory of liability or otherwise.  Subject to the foregoing release, each Original Guarantor and Borrower hereby ratify and confirm his or their joint and several obligations under each of the Original Indemnifications.  To the extent of the liabilities of Original Guarantor under the Original Indemnifications remaining after said release and any of the same such liabilities of Guarantor under the Indemnities, Original Guarantor and Guarantor are jointly and severally liable under the Original Indemnifications and the Indemnities, respectively.  Borrower hereby agrees and confirms that it remains fully liable under the Original Indemnifications (jointly and severally with Original Guarantor to the extent of Original Guarantor’s continuing liability thereunder), and fully liable under the Indemnities (jointly and severally with Guarantor), in each case unaffected by the foregoing release, the execution and delivery of this Amendment or any other document referenced herein or by any other matter whatsoever.

6.             Confirmation of Release of Released Borrower.  Notwithstanding anything to the contrary contained herein, in the Original Loan Documents or in the Loan Documents, Borrower, Lender, Original Guarantor, Guarantor and Released Borrower hereby agree and confirm that Released Borrower is released from obligations under the Original Loan Documents for matters and obligations first arising solely after the date of receipt by Lender of full payment of Note Number C-CT and Note Number C-NY (each as defined in the Loan Agreement) in accordance with their respective terms pursuant to Article 4 of the Loan Agreement; provided, however, Released Borrower shall have the burden of proving by clear and convincing evidence that the obligations for which Released Borrower disclaims liability first arose after such full payment of Note Number C-CT and Note Number C-NY and shall continue to have obligations under the Original Loan Documents unless and until a court of competent jurisdiction finds that Released Borrower has met such burden.  To the extent of the liabilities of Released Borrower under the Original Loan Documents remaining after said release and any of the same liabilities of Borrower under the Original Loan Documents, Released Borrower and Borrower are jointly and severally liable.

7.             Exercise of One-Time Right of Transfer.  Lender, Borrower, Original Guarantor and Guarantor hereby agree that the Transfer shall constitute the exercise by Borrower of Borrower’s one-time transfer rights under Section 3.4(f) of the Loan Agreement and said Section 3.4(f) shall be of no further force or effect.

8.             Additional Security Documents and Other Loan Documents.  As of the Effective Date, in additional to the Security Documents and the other Original Loan Documents as set forth in the Loan Agreement, the following additional Security Documents and Loan Documents shall be effective:

(a)           Borrower and Guarantor shall execute and deliver to Lender (i) a certain Indemnification Agreement with respect to the CT Loan (the “CT Indemnification”), (ii) a certain Indemnification Agreement with respect to the NJ Loan (the “NJ Indemnification”), and (iii) a certain Indemnification Agreement with respect to the NY Loan (the “NY Indemnification”, and collectively with the CT Indemnification and the NJ Indemnification, the “Indemnities”), each of which is dated of even date herewith.

(b)           Guarantor shall execute and deliver to Lender (i) a certain Guaranty Agreement with respect to the CT Loan (the “CT Guaranty”), (ii) a certain Guaranty Agreement with respect to the NJ Loan (the “NJ Guaranty”) and (iii) a certain Guaranty Agreement with respect to the NY Loan (the “NY Guaranty”, and collectively with the CT Guaranty and the NJ Guaranty, the “Guaranties”), each of which is dated of even date herewith.

(c)           All references in the Loan Agreement and in any of the other Loan Documents to Environmental Indemnity shall mean and refer to the Original Indemnifications and the Indemnities, collectively.

(d)           All references in the Loan Agreement and in any of the other Loan Documents to the Guaranty Agreements shall mean and refer to the Original Guaranties and the Guaranties, except that the reference to Guaranty Agreement in Section 6.7 (2) of the Loan Agreement shall also mean the Original Indemnifications and the Indemnities.

(e)           All references in the Loan Agreement and in any of the Loan Documents to Guarantor shall mean and refer to the Original Guarantor with respect to the Original Guarantees and the Original Indemnifications, and shall otherwise mean and refer to the Guarantor.

9.             Representations, Warranties and Certifications in Article 2 of the Loan Agreement.  As of the Effective Date, Borrower hereby restates to and for the benefit of Lender the representations, warranties and certifications contained in Article 2 of the Loan Agreement as they are affected by any amendments or modifications contained herein, knowing that Lender will rely thereon, except as follows:

(a)           Section 2.2(b) is hereby amended by deleting “c/o Light House Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552” and replacing it with “c/o GTJ Management, LLC, 444 Merrick, Suite 370, Lynbrook, New York 11563”;

(b)           Subsections 2.2(e), (f) and (g) are hereby amended by changing the reference to “Schedule 2.2” to “Schedule 2.2A,” and Schedule 2.2 is hereby deleted in its entirety and replaced with Schedule 2.2A attached hereto and made a part hereof, and all references to Schedule 2.2 in the Loan Agreement or any other Loan Document shall be deemed to be references to Schedule 2.2A;

(c)           Section 2.2(h) is hereby amended and restated as follows: “The “Principals” of Borrower, as defined in the Commitment for the Loan, are GTJ REIT, Inc., GTJ GP, LLC, GTJ Realty, LP, Jeffery Wu, Paul Cooper, Jeffery D. Ravetz and Louis E. Sheinker.”

(d)           Section 2.3 is hereby amended by deleting the words “commitments for title insurance issued by Title Insurance Company listed on Schedule 2.3 as continued through and redated on the Closing Date” and replaced with “Title Policy as endorsed on the Effective Date of the Amendment and Modification of Loan Agreement”;

(e)           Section 2.5 is hereby amended by adding the word “or” after the word “thereof” in the second line and by changing the reference to “Schedule 2.5” to “Schedule 2.5A” and Schedule 2.5 is hereby deleted in its entirety and replaced with Schedule 2.5A attached hereto and made a part hereof;

(f)            Section 2.6 is hereby amended by changing the reference to “Schedule 2.6” to “Schedule 2.6A” and Schedule 2.6 is hereby deleted in its entirety and replaced with Schedule 2.6A attached hereto and made a part hereof; and

(g)           Section 2.15 is hereby amended by changing the reference to “Schedule 2.15” to “Schedule 2.15A” and Schedule 2.15 is hereby deleted in its entirety and replaced with Schedule 2.15A attached hereto and made a part hereof.

10.          Amendment of Section 3.4 of the Loan Agreement.  As of the Effective Date, Section 3.4 of the Loan Agreement shall be and hereby is amended as follows:

(a)           Section 3.4(b)(v) is hereby amended by (i) deleting “, directly or indirectly,” in the third to last line and by (ii) deleting the word “whether” in the second to last line and inserting the following words in lieu thereof: “in each case whether directly or indirectly,”;

(b)           Section 3.4(f) is hereby deleted in its entirety and replaced with the following:

“(f) Notwithstanding anything to the contrary in Section 3.4(b)(iv) above, it shall not be a default hereunder if all or any one or more of the Portfolio Members shall exchange all or any part of their interest in UPREIT for common stock of GTJ in liquidation of their respective direct interest in UPREIT, including the exchange of 100% of the interest of the Portfolio Members in UPREIT for GTJ common stock, in which case none of the Portfolio Members would any longer be an owner or limited partner of UPREIT, UPREIT would be owned 100% by, and have as its sole partners, GTJ GP as general partner, and GTJ, as limited partner, and the Portfolio Members would have no further direct or indirect interest in Borrower except as owners of common shares of GTJ.

Further, it shall not be a default hereunder if the interest of Jeffrey Wu in UPREIT and/or common stock of GTJ obtained in exchange for any interest in UPREIT is at any time acquired by GTJ”;

(c)           Sections 3.4(g) and 3.4(h) are hereby deleted in their entirety; and

(d)           Section 3.4(i) is hereby amended by deleting the last paragraph thereof.

11.          Amendment of Section 3.5 of the Loan Agreement.  As of the Effective Date, Section 3.5 of the Loan Agreement shall be and hereby is amended as follows:

(a)           Section 3.5(a)(iii) is hereby amended by the addition of the following:  “Such additional financial information shall include, without limitation, annual financial statements in form and detail, and certified in a manner acceptable to Lender, for all Principals (provided that each of Paul Cooper, Louis E. Sheinker, Jeffrey D. Ravetz and Jeffrey Wu shall be considered to be Principals for only so long as he owns a direct or indirect ownership interest in Borrower); and

(b)           Section 3.5(a)(iv) is hereby amended by deleting “one or more of (w) Jeffery D. Ravetz, (x) Louis E. Sheinker, (y) Paul Cooper or (d) Jeffery Wu” and inserting “GTJ” in place thereof.

12.          Representations, Warranties and Covenants in Section 3.7 of the Loan Agreement.  As of the Effective Date, Borrower hereby restates to and for the benefit of Lender the representations, warranties and covenants contained in Section 3.7 of the Loan Agreement as they are affected by any amendments or modifications contained herein, knowing that Lender will rely thereon, except as follows:

(a)           Section 3.7(g) is hereby deleted in its entirety and replaced with the following:

“(g)         The Management Agreement dated as of January 1, 2013 (the “Management Agreement”) between UPREIT, acting on behalf of Borrower and GTJ Management, LLC, a New York limited liability company (“Manager”) pursuant to which Manager will operate the Mortgaged Property (a true, correct and complete copy of which has been delivered to Lender) is in full force and effect and there is no default or violation by any party thereunder.  The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to this Agreement and the Manager shall attorn to Lender pursuant to that certain Manager’s Consent and Subordination of Management Agreement dated of even date herewith made by Manager to and in favor of Lender, and consented and agreed to by Borrower. Borrower shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Mortgaged Property with Manager or any other party without the express written consent of Lender, which consent shall not be unreasonably withheld.  If at any time Lender consents to the appointment of a new manager, such new manager and Borrower shall, as a condition of Lender’s consent, execute a Manager’s Consent and Subordination of Management Agreement in the form then used by Lender.

The Management Agreement dated as of January 1, 2013 (the “Sub-Management Agreement”) between Manager and CB Richard Ellis, Inc. (“Sub-Manager”) pursuant to which Sub-Manager will handle certain aspects of the management of the Mortgaged Property (a true, correct and complete copy of which has been delivered to Lender) is in full force and effect and there is no default or violation by any party thereunder.

The fee due under the Sub-Management Agreement, and the terms and provisions of the Sub-Management Agreement, are subordinate to this Mortgage and the Sub-Manager shall attorn to Lender pursuant to that certain Sub-Manager’s Consent and Subordination of Sub-Management Agreement dated of even date herewith made by Sub-Manager to and in favor of Lender, and consented and agreed to by Manager and Borrower.  Borrower shall not permit the termination, cancellation, modification, renewal or extension of the Sub-Management Agreement, or permit Manager to enter into any agreement relating to the sub-management of the Mortgaged Property with any other party without the express written consent of Lender, which consent shall not be unreasonably withheld.  If at any time Lender consents to the appointment of a new sub-manager, such new sub-manager and Borrower shall, as a condition of Lender’s consent, execute a Sub-Manager’s Consent and Subordination of Sub-Management Agreement in the form then used by Lender.”

13.          Representations, Warranties and Covenants in Section 3.8 of the Loan Agreement.  As of the Effective Date, Borrower hereby restates to and for the benefit of Lender the representations, warranties and covenants contained in Section 3.8 of the Loan Agreement as they are affected by any amendments or modifications contained herein, knowing that Lender will rely thereon,” and all references therein to “Guarantor” shall mean Guarantor as defined herein.

14.          Representations, Warranties, Certifications and Covenants in the Loan Agreement.  As of the Effective Date, Borrower hereby restates to and for the benefit of Lender any other representations, warranties, certifications and covenants contained in the Loan Agreement and not specifically stated herein, as they are affected by any amendments or modifications contained herein, including without limitation, the representations and warranties contained in Sections 3.9, 3.13 and 3.14 of the Loan Agreement, knowing that Lender will rely thereon.

15.          Amendment of Section 3.10 of the Loan Agreement.  As of the Effective Date with respect to Section 3.10 of the Loan Agreement, Borrower hereby represents, warrants, covenants and agrees as follows:

(a)           That Borrower and the CT Properties, other than the CT Released Properties, are in compliance with the Transfer Act and with the obligations of the Certifying Party under the Form IIIs and ECAFs filed or caused to be filed by Borrower with respect to each of the CT Properties, and that the present status of compliance with the Form IIIs which were filed by Borrower at the time of the closing of the Loans as set forth in the Transaction Screen Process Documentation Report dated December 2011 prepared by P.W. Grosser Consulting for Lender is true and correct;

(b)           That (i) a Form III was filed on March 6, 2008 for the Individual Property located at 25 Executive Boulevard in Orange, Connecticut (“25 Executive Boulevard”) and such Individual Property has been remediated and such remediation has been verified by a “Verification” (as defined in the Transfer Act) on May 29, 2012 in accordance with the Transfer Act by a licensed environmental profession, which Verification provided that the remediation has been performed in accordance with the remediation standards, and (ii) no activities described in Section 22a-134(3) of the Connecticut General Statutes have been conducted at 25 Executive Boulevard since May 29, 2012; and therefore 25 Executive Boulevard is no longer classified as an “establishment” under the Transfer Act;

(c)           Borrower shall not cause or permit 25 Executive Boulevard to become classified as an establishment under the Transfer Act without the prior written consent of Lender;

(d)           Borrower shall have on or before the date hereof filed or caused to be filed with the Connecticut Department of Environmental Protection (“DEP”) in connection with the Transfer of the Portfolio Interests with respect to the CT Properties, other than 25 Executive Boulevard and the CT Released Properties, proper and appropriate Form IIIs and ECAFs (each as defined in the Transfer Act) for each such Individual Property in Connecticut in accordance with the Transfer Act and in form and substance approved in writing by Lender (provided that such approval by Lender shall not imply, and Lender shall have no responsibility regarding, compliance with the Transfer Act); and

(e)           Borrower shall fully perform and comply with all obligations of Borrower, any affiliate of Borrower and the Certifying Party under and pursuant to each Form III and ECAF filed in connection with the Transfer of the Portfolio Members Interests with respect to each of the CT Properties, other than 25 Executive Boulevard and the CT Released Properties, and shall fulfill all requirements of, and comply in all respects with, the Transfer Act with respect to such Forms, such transfer and the CT Properties, other than 25 Executive Boulevard and the CT Released Properties.

16.          Amendment of Section 3.20 of the Loan Agreement.  As of the Effective Date with respect to Section 3.20 of the Loan Agreement, Borrower hereby represents, warrants, covenants and agrees as follows:

(a)           That Borrower and the NJ Properties are in compliance with ISRA and the Remediation Agreement, and that the present status of compliance with the Remediation Agreement as set forth in the Transaction Screen Process Documentation Report dated December 2011 prepared by P.W. Grosser Consulting for Lender is true and correct; and

(b)           Borrower shall comply with all requirements of ISRA with respect to the NJ Properties including the following:

(i)                                     filing with the NJDEP all necessary forms to obtain a Remedial Action Outcome Letter from a “licensed site remediation professional”, including, without limitation, all necessary General Information Notices, LSRD Notices of Retention or Dismissal, Preliminary Assessments, Reports with Response Action Outcome, Case Inventory Documents, Response Action Outcome Forms, Response Action Outcome Letters, and Remediation Funding Source Forms;

(ii)                                  establish with NJDEP any required remediation funding source;

(iii)                               pay all fees and costs related to the foregoing;

(iv)                              provide to Lender copies of any status reports filed with the NJDEP or otherwise requested by Lender; and

(v)                                 provide Lender and its designees access to the NJ Properties and to Borrower’s records regarding ISRA compliance and achievement of the requirements set forth in Sections 3.9 and 3.20 of the Loan Agreement.

17.          Additional Amendments of Loan Agreement.  As of the Effective Date, the Loan Agreement shall be and hereby is further amended as follows:

(a)           Section 6.1 is hereby amended by deleting Subsection 6.1(o) thereof;

(b)           Section 6.7 is hereby amended by deleting Subsections 6.7(xi), (xii) and (xiii) thereof (and the corresponding clauses in Section 19 of each Note shall also be of no further force or effect);

(c)           Section 7.8 is hereby amended to delete the addresses therein for Lender and Borrower and to replace such addresses with the following:

“If to Lender, at:

John Hancock Life Insurance Company (U.S.A.)

197 Clarendon Street, C-3

Boston, Massachusetts  02116

Re:  Loan Nos. 522808:11, 523035:11, 523017:11, 522917:11 and 523062:11

With a copy to:

Edwards Wildman Palmer LLP

20 Church Street, 20th Floor

Hartford, Connecticut  06103

Attention:  John B. D’Agostino, Esq.

If to Borrower, at:

c/o GTJ REIT, Inc.

444 Merrick Road, Suite 370

Lynbrook, New York 11563

Attention: Paul Cooper

With a copy to:

GTJ REIT, Inc.

444 Merrick Road, Suite 370

Lynbrook, New York 11563

Attention: David Oplanich, CFO

Ruskin Moscou Faltischek, P.C.

East Tower, 15th Floor

1425 RXR Plaza

Uniondale, New York 11566

Attention: Adam P. Silvers, Esq.”;

(d)           Section 8.1 is hereby amended by amending and restating the definition of “Guarantor” as follows:

“Guarantor” - means GTJ REIT, Inc., GTJ GP, LLC and GTJ Realty, LP, collectively, as to the Guaranties and Indemnities and means Paul Cooper, Louis E. Sheinker and Jeffrey D. Ravetz, collectively, as to the Original Guaranties and the Original Indemnities.”;

(e)           Section 8.1 is hereby amended by amending the definition of “Loan Documents” to add the documents defined as Loan Documents in the last sentence of Section 3 of this Amendment; and

(f)            Section 8.1 is hereby amended by amending and restating the definition of “Title Policy” as follows:

“Title Policy” — shall mean those certain mortgage policies of title insurance covering the Premises issued by First American Title Insurance Company in the aggregate amount of $89,100,000.00 with reinsurance and in form and substance, satisfactory to and accepted by Lender.”.

18.          Effect on the Loan Documents.

(a)           Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Loan Agreement (including without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan Agreement as modified hereby.  As of the Effective Date, this Amendment shall become effective and in full force and effect and the Loan Agreement and this Amendment shall be read together and construed as a single instrument.

(b)           Each reference herein or in any Loan Document to “Loan Documents” or shall hereafter be deemed to include such new documents and are hereby modified accordingly.  Each reference in this Amendment and in each and all of the Loan Documents to any Loan Document which is amended in this Amendment, including, without limitation, references made by means of words like, “hereof”, “hereunder”, “thereunder”, “thereof” and words of like import, shall be deemed and construed to refer to each of those Loan Documents as amended by this Amendment and are hereby modified accordingly, and each reference in this Amendment to the  Loan Documents shall be deemed and construed to refer to such Loan Documents as amended hereby or as amended by any amendment referenced herein, and all Loan Documents shall be and hereby are amended to the extent necessary to make the recitations and contents thereof consistent with the terms of this Agreement. Further, from and after the date hereof, all references in the Loan Documents to “Borrower”, “Mortgagor”, or “Maker” shall mean and refer to Borrower as defined herein, and all references to “Guarantor” shall mean and refer to Guarantor as defined herein, and all references to “Indemnitor” shall mean and refer collectively to said Borrower and Guarantor.

(c)           The execution, delivery and effectiveness of this Amendment shall be without prejudice to Lender’s rights at any time in the future, to exercise any and all rights conferred upon Lender by any of the Loan Documents in accordance with their original terms or as the same are hereby amended, and shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or consent of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)           This Amendment is a Loan Document.

19.          Representations, Warranties, Certifications and Covenants in the Contribution Agreement.  As of the Effective Date, Borrower and Guarantor hereby represent and warrant to and for the benefit of Lender that the representations, warranties, certifications and covenants contained in the Contribution Agreement, including without limitation, the representations and warranties contained in Articles II and III of the Contribution Agreement, are true, accurate and complete and are incorporated herein by reference knowing that Lender will rely thereon.

20.          Representations, Warranties and Covenants.  Each Original Borrower, each Original Guarantor and each Guarantor (collectively, the “Parties”) do hereby make the following representations, warranties and covenants to Lender, it being hereby acknowledged by each of the Parties that Lender is relying upon such representations, warranties and covenants as a material inducement to Lender’s execution hereof:

(a)           Each of the Parties has the power and authority to enter into this Amendment and all other agreements contemplated hereby, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by each of the Parties;

(b)           The execution and delivery of this Amendment and all other agreements to be executed by each of the Parties and contemplated hereby, and each of the Parties’ performance hereunder and thereunder, do not and will not require the consent or approval of any governmental authority, nor be in contravention of or in conflict with any certificate of incorporation, certificate of organization, bylaws, limited liability company agreement or other formation documents, or the provisions of any statute, or any judgment, order, or indenture, instrument, agreement, or undertaking, to which any of the Parties is a party or by which any of the Parties or their respective assets or properties are or may become bound;

(c)           Each of the Parties is, as of the date hereof, and shall be as of the Effective Date, in full compliance with all covenants, agreements and obligations of each of the Parties as set forth in the Loan Agreement, the Notes, the Security Documents, this Amendment and the other Loan Documents, and no Event of Default exists thereunder or hereunder, and no event or circumstance exists which with the passage of time or the giving of notice, or both, would constitute an Event of Default thereunder;

(d)           Lender has duly performed all of its obligations under the Loan Agreement, this Amendment and the other Loan Documents;

(e)           This Amendment constitutes the legal, valid and binding obligations of each of the Parties enforceable in accordance with its terms, and the execution and delivery of this Amendment does not contravene, result in a breach of, or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which any of the Parties is bound, nor would such execution and delivery constitute such a default with the passage of time or the giving of notice, or both;

(f)            Each of the Parties has thoroughly read and reviewed the terms and provisions of this Amendment and is familiar with same, and each of the Parties has entered into this Amendment voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel which it has selected.

21.          Legal Fees and Expenses.  The Parties shall pay, or cause to be paid, upon request all reasonable costs and expenses incurred by Lender or incident to the preparation, execution and recordation, as required, of all agreements, instruments and other documents, in connection with the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company, if any, and reasonable fees and expenses of legal counsel to Lender.

22.          Waivers.  Any waiver herein by Lender shall not waive, affect or diminish any right of the Lender to hereafter demand strict compliance and performance by any of the Parties of all of the terms, conditions and covenants of the Loan Agreement and the other Loan Documents upon each and every subsequent date when compliance is required.  Any waiver herein by Lender shall not suspend, waive or affect any Event of Default by any of the Parties under the Loan Agreement, the Notes, the Security Documents, or the other Loan Documents, whether such other Event of Default is prior or subsequent thereto.  Any waiver herein by Lender is made in reliance upon, and is strictly subject to, the full performance by each of the Parties of the terms and conditions of this Amendment.

23.          Default and Remedies.  Any default by any of the Parties in the performance of their respective obligations herein contained or any inaccuracy in the representations and warranties made by any of the Parties shall constitute a Default or an Event of Default under the terms of the Loan Agreement, the Notes, the Security Documents and the other Loan Documents and shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Agreement, the Notes, the Security Documents and the other Loan Documents.

24.          Relationship of Parties.  The relationship between Borrower and Lender is limited to that of debtor and creditor.  The provisions in any Loan Documents for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of Lender to protect its interests as Lender in assuring payments of interest, and repayment of principal, and nothing contained in this Amendment, the Loan Agreement or the other Loan Documents, shall be construed as (i) permitting or obligating Lender to act as a financial or business advisor or consultant to Borrower, (ii) permitting or obligating Lender to control Borrower or conduct Borrower’s operations, (iii) creating any fiduciary obligation on the part of Lender to Borrower, or (iv) creating any partnership, tenancy-in-common, joint tenancy, joint venture, co-ownership, agency or other relationship between the parties other than as debtor and creditor.

Lender shall not in any way be responsible or liable for the debts, losses, obligations or duties of Borrower with respect to the Collateral or otherwise.  All obligations to pay real property or other taxes, assessments, insurance premiums and all other fees and charges arising from the ownership, operation, use and occupancy of the Collateral and to perform obligations under all agreements and contracts relating to the Collateral shall be the sole responsibility of Borrower.

25.          No Defenses, Counterclaims or Rights of Offset, Release of Lender.  As a material inducement to Lender to enter into this Amendment, each of the Parties hereby acknowledges, admits, and agrees that, as of the date hereof, Lender has satisfied and performed its covenants and obligations under each of the Loan Documents, and that no action or failure to act by or on behalf of Lender has or will give rise to any cause of action or other claim against Lender for breach of any of the Loan Documents or otherwise, and there exist no rights of offset, defense, counterclaim, claim, or objection in favor of any or all of them against Lender with respect to the Loans, the Collateral, and the Notes or any of the other Loan Documents, or alternatively, that any and all such right of offset, defense, counterclaim, claim, or objection which any of the Parties may have or claim, of any nature whatsoever, whether known or unknown, is hereby expressly and irrevocably waived and released.  With respect to that period from the beginning of time until the date of full execution and delivery hereof, each of the Parties hereby releases and forever discharges Lender, its directors, officers, employees, administrators, subsidiaries, affiliates, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, costs, expenses, promises, agreements, duties, liabilities, or obligations, whether in law or in equity, known or unknown, choate or inchoate, which any of the Parties has had, now has, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Loans, the Collateral and the Notes or any of the other Loan Documents, or any transactions contemplated by any this Amendment, but only with respect to that period from the beginning of time until the date of full execution and delivery hereof.  The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender arising or occurring on or before the date hereof.  Each of the Parties understands and agrees that the foregoing general release is in consideration for the agreements of Lender contained herein and that the Parties will receive no further consideration for such release.

26.          Ratification; Continued Force and Effect.  This Amendment is only a modification of the Loan Agreement and other Loan Documents and is not intended to, and shall not be construed to, effect a novation of the Loan Agreement or other Loan Documents, and, except as expressly set forth herein, all of the representations, covenants, terms and conditions of the Loan Agreement and the other Loan Documents (which are incorporated herein) and the collateral security provided thereby, are not being modified, amended, cancelled, terminated, released, satisfied, superseded or otherwise invalidated hereby in any manner and shall remain in full force and effect.  In the event of any conflict between the terms of this Amendment and the terms of any of the Loan Documents, the terms of this Amendment shall control.

Each of the Parties hereby ratifies and confirms the Loan Documents as modified hereby, and acknowledges and agrees that the Loan Documents as modified hereby are enforceable against Borrower and against the Collateral described therein in accordance with their respective terms.  Borrower acknowledges and agrees that the Collateral shall remain in all respects subject to the liens, charges and encumbrances of the Mortgages and the other Loan Documents and the conveyances of title effected thereby, and nothing herein contained, and nothing done pursuant hereto or in connection herewith shall affect or be construed to affect the liens, charges or encumbrances or conveyances effected thereby or the priority thereof over other liens, charges, encumbrances or conveyances, or to release or affect the liability of any party or parties whomsoever may now, or hereafter be, liable on account of the Obligations.

27.          Headings.  The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

28.          Construction.  Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

29.          Severability.  If any clause or provision of this Amendment is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Amendment shall not be affected thereby, and that in lieu of each such clause or provision of this Amendment that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

30.          ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.  THE PROVISIONS OF THIS AMENDMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

31.          Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA IN FORCE THEREIN, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH JURISDICTION, EXCEPT THAT THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE SET FORTH THEREIN, WITHOUT REGARD TO CONFLICTS OF LAW, AND THE MORTGAGE AND OTHER LOAN DOCUMENTS RECORDED OR AFFECTING LAND IN RESPECT OF EACH LOAN SHALL BE GOVERNED BY THE LAW OF THE STATE WHERE SUCH LOAN DOCUMENTS ARE RECORDED OR SUCH LAND IS LOCATED, WITHOUT REGARD TO CONFLICTS OF LAWS.

32.          Miscellaneous.

(a)           All representations and certifications made in this Amendment are hereby also made as of the date of execution and delivery by all parties and acceptance by Lender of this Amendment.

(b)           From time to time, Borrower and Guarantor shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loans or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.

(c)           This Amendment may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

(d)           This Amendment shall be binding upon the Parties, and the successors and assigns of the Parties, and shall be binding upon and inure to the benefit of the Lender, its successors and assigns, including any subsequent holder of the Notes.

(e)           Whenever more than one of Original Borrower, Guarantor or Original Guarantor shall have the same obligations and liabilities hereunder, the obligations of each such party shall be joint and several with the other such parties and if more than one person or entity is included in the definition of Borrower, Original Borrower, Guarantor, Original Guarantor or Released Borrower, the obligations and liabilities of each such person or entity shall be joint and several with the other persons or entities included in such definition, as well as all other persons or entities with such obligations and liabilities hereunder.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and sealed as of the day and year specified at the beginning hereof.

BORROWER:

WU/LH 12 CASCADE L.L.C.,				WU/LH 25 EXECUTIVE L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 269 LAMBERT L.L.C.,				WU/LH 103 FAIRVIEW PARK L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Amendment and Modification of Loan Agreement]

WU/LH 412 FAIRVIEW PARK L.L.C.,				WU/LH 401 FIELDCREST L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 404 FIELDCREST L.L.C.,				WU/LH 36 MIDLAND L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 100-110 MIDLAND L.L.C.,				WU/LH 112 MIDLAND L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Amendment and Modification of Loan Agreement]

WU/LH 199 RIDGEWOOD L.L.C.,				WU/LH 203 RIDGEWOOD L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 100 AMERICAN L.L.C.,				WU/LH 200 AMERICAN L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 300 AMERICAN L.L.C.,				WU/LH 400 AMERICAN L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Amendment and Modification of Loan Agreement]

WU/LH 500 AMERICAN L.L.C.,
a Delaware limited liability company

By:	GTJ Realty, LP,
a Delaware limited partnership, its sole manager

By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich
	Name:	David Oplanich
	Title:	CFO

LENDER:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company

By:	/s/ Patricia C Coyne
	Name:	Patricia C Coyne
	Title:	Senior Credit Officer

ORIGINAL GUARANTOR:

The undersigned Original Guarantor hereby consent to the execution and delivery of this Amendment by Borrower and specifically agree and consent to Sections 1, 3 through 7, 11 and 17 through 31 and any other representation, warranty, covenant, acknowledgment or agreement herein stated to be made by or otherwise affecting Original Guarantor.

/s/ Paul Cooper
Paul Cooper

/s/ Louis E. Sheinker
Louis E. Sheinker

/s/ Jeffery D. Ravetz
Jeffery D. Ravetz

[Signature Page to Amendment and Modification of Loan Agreement]

GUARANTOR:

The undersigned Guarantor hereby consent to the execution and delivery of this Amendment by Borrower and specifically agree and covenant to Sections 1, 3 through 13 and 17 through 31 and any other representation, warranty, covenant, acknowledgement or agreement herein stated to be made by or otherwise affecting Guarantor.

GTJ REALTY, LP,				GTJ REIT, INC.,
a Delaware limited partnership				a Maryland corporation

By:	GTJ GP, LLC,			By:	/s/ David Oplanich
	a Maryland limited liability company,				Name:	David Oplanich
	its sole general partner				Title:	CFO

By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich
		Name:	David Oplanich
		Title:	CFO

GTJ GP, LLC,
a Maryland limited liability company,

By: GTJ REIT, Inc., a Maryland corporation, its sole member

		By:	/s/ David Oplanich
		Name:	David Oplanich
		Title:	CFO

[Signature Page to Amendment and Modification of Loan Agreement]

RELEASED BORROWER:

The undersigned Released Borrower hereby consent to the execution and delivery of this Amendment by Borrower and specifically consent and agree to Sections 1 and 6 and any other representation, warranty, covenant, acknowledgement or agreement herein stated to be made by or otherwise affecting Released Borrower.

WU/LH 470 BRIDGEPORT L.L.C.,				WU/LH 950 BRIDGEPORT L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 22 MARSH HILL L.L.C.,				WU/LH 15 EXECUTIVE L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Amendment and Modification of Loan Agreement]

WU/LH 8 SLATER L.L.C.,
a Delaware limited liability company

By:	GTJ Realty, LP,
a Delaware limited partnership, its sole manager

By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich
		Name:	David Oplanich
		Title:	CFO

[Signature Page to Amendment and Modification of Loan Agreement]

SCHEDULES

Schedule A                                                   List of GTJ Entities and Properties

Schedule 2.2A                                  Persons Or Entities Having Ownership Interests Or Control In Borrower And Constituent Entities And Statutory Agents For Service Of Process

Schedule 2.5A                                  Pending Litigation

Schedule 2.6A                                  Rent Roll and Description of Leases

Schedule 2.15A                           Construction and Remediation Projects

Schedule A

List of GTJ Entities and Properties

	Entity Name	Property Address

1.	165-25 14th Avenue, LLC	165-25 14th Avenue Jamaica, New York

2.	49-19 Rockaway Beach Blvd., LLC	49-19 Rockaway Beach Boulevard Queens, New York

3.	85-01 24th Avenue, LLC	85-01 24th Avenue East Elmhurst, New York

4.	114-15 Guy Brewer Blvd., LLC	114-15 Guy Brewer Boulevard Jamaica, New York

5.	612 Wortman Avenue LLC	612 Wortman Avenue Brooklyn, New York

6.	23-85 87th Street, LLC	23-85 87th Street East Elmhurst, New York

7.	Farm Springs Road LLC	8 Farm Springs Road Farmington, Connecticut

Schedule 2.2A

Persons Or Entities Having Ownership Interests Or Control In Borrower And Constituent Entities And Statutory Agents For Service Of Process

BORROWER ENTITY	ENTITY WITH CONTROL OF EACH BORROWER	ENTITYWITH OWNERSHIP OF EACH BORROWER	STATUTORY AGENT
Wu/LH 12 Cascade L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111
Wu/LH 25 Executive L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111
Wu/LH 269 Lambert L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111
Wu/LH 103 Fairview Park L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper
Wu/LH 412 Fairview Park L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper

BORROWER ENTITY	ENTITY WITH CONTROL OF EACH BORROWER	ENTITYWITH OWNERSHIP OF EACH BORROWER	STATUTORY AGENT
Wu/LH 401 Fieldcrest L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper
Wu/LH 404 Fieldcrest L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper
Wu/LH 36 Midland L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper
Wu/LH 100-110 Midland L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper
Wu/LH 112 Midland L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper

BORROWER ENTITY	ENTITY WITH CONTROL OF EACH BORROWER	ENTITYWITH OWNERSHIP OF EACH BORROWER	STATUTORY AGENT
Wu/LH 199 Ridgewood L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper
Wu/LH 203 Ridgewood L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, NY 11563, Attention: Paul Cooper
Wu/LH 100 American L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052
Wu/LH 200 American L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052
Wu/LH 300 American L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052
Wu/LH 400 American L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052

BORROWER ENTITY	ENTITY WITH CONTROL OF EACH BORROWER	ENTITYWITH OWNERSHIP OF EACH BORROWER	STATUTORY AGENT
Wu/LH 500 American L.L.C.	GTJ Realty, LP, a Delaware limited partnership, which is the sole manager of the Borrower.	GTJ Realty, LP, a Delaware limited partnership, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052

Schedule 2.5A

Pending Litigation

None.

Schedule 2.6A

Rent Roll and Description of Leases

CONNECTICUT PROPERTIES:

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION
1.	KBC Electronics, Inc.	12 Cascade Boulevard, Orange, CT	Lease dated September 30, 2005
2.	Transtar Metals Corp.	12 Cascade Boulevard, Orange, CT	Lease dated October 24, 2005
3.	Center of Balance Personal Training, LLC	25 Executive Boulevard, Orange, CT	License dated April 9, 2009
4.	Colony Hardware Corp.	269 Lambert Road a/k/a South Lambert Road , Orange, CT	Lease dated December 23, 2011

NEW YORK PROPERTIES:

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION
5.	The Coca-Cola Bottling Company of New York, Inc.	412 Fairview Park Drive, Elmsford, Greenburg, New York

Lease dated October 15, 1998
First Amendment: March 8, 1999
Second Amendment: July 12, 1999
Third Amendment: November 12, 1999
Fourth Amendment: February 11, 2000
Fifth Addendum: April 24, 2000
Sixth Addendum: May 24, 2000
Seventh Addendum: September 1, 2000

6.	MCI Telecommunications Corporation	401 Fieldcrest Drive, Elmsford, New York

Lease dated March 11, 1997
Confidentiality Agreement: March 20, 1997
Memorandum of Lease: October 22, 1997
Sublease dated April 26, 1997 [between Tenant and County of Westchester Industrial Development Agency and has a copy of a lease agreement from the Agency back to Tenant. This appears to be a financing arrangement for construction by Tenant of the improvements under the Lease.]

7.	Magnetic Analysis Corp.	103 Fairview Park Drive, Elmsford, New York	Lease dated April 30, 2010
8.	Reliable Automatic Sprinkler Co., Inc.	103 Fairview Park Drive, Elmsford, New York	Lease dated May 6, 1988; First Addendum: August 12, 1991; Second Addendum: January 23, 1998; Third Addendum: April 28, 2003; Fourth Addendum: April 13, 2005 (per footer id)

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION
Letter Agreement: December 1, 2009; Fifth Addendum Extension Agreement: August 11, 2011
9.	Federal Express Corporation	404 Fieldcrest Drive, Greenburgh, New York	Lease dated January 12, 1995 First Amendment dated March 31, 2001
10.	Mercury Solar Systems, Inc.	36 Midland Avenue, Port Chester, New York	Lease dated June 25, 2009, as amended July 1, 2011
11.	Proswing	36 Midland Avenue, Port Chester, New York	Lease dated October 1, 2008, as amended February 11, 2009, April 21, 2009 and September 1, 2011
12.	AmeriPath, Inc., successor in interest to DermPath, Inc.	100 Midland Avenue, Port Chester, New York	Original Lease: June 24, 1998 Revised Lease: December 16, 2005; First Addendum/Expansion Agreement: July 13, 2006
13.	PGW Auto Glass	[100/110] Midland Avenue, Port Chester, New York	Lease dated April 8, 2010
14.

Assignor of DCH Midland LLC, successor in interest to Intessa Corp. DCH Midland LLC subleases some or all of the premises (unable to determine space sublet because Exhibit A to sublease is missing)

THIS TENANT IS NOW DCH INVESTMENTS INC.

100-110 Midland Avenue, Port Chester, New York

Lease dated June 30, 2003
First Addendum: September 8, 2003
Second Addendum: January 30, 2004
Third Addendum: October 20, 2004
Memorandum of Lease: October 20, 2004
Fourth Addendum Letter Agreement: November 9, 2005
Fifth Addendum Letter Agreement: January 26, 2006
Sixth Addendum: March 1, 2006
Assignment and Assumption of Lease: August 3, 2006;
Sublease: August 3, 2006

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION
15.	JP Morgan Chase Bank, National Association	112 Midland Avenue, Port Chester, New York	Lease dated October 13, 1980 First Addendum: August 30, 2005 Assignment and Assumption: February 29, 2009
16.	RAL Supply Group, Inc.	199 Ridgewood Drive, Elmsford, New York	Lease dated July 28, 2006 First Addendum dated May 4, 2011
17.	Solar City Corporation	203 Ridgewood Drive, Elmsford, New York	Lease dated March 13, 2012

NEW JERSEY PROPERTIES:

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION
18.	BioScrip Infusion Services, LLC	100 The American Road, Morris Plains, New Jersey	Lease dated November 27, 2006 Amended Jul 31, 2009
19.	Coty US, LLC, formerly known as Coty US, Inc.	118 The American Road, Morris Plains, New Jersey	Original Lease: March 31, 2000 First Addendum: August 1, 2006 Amended September 8, 2009 Amended August 16, 2010 Amended August 14, 2012
20.	OLI Systems, Inc.	108 The American Road, Morris Plains, New Jersey

Original Lease: August 1, 1990
First Addendum: June 5, 1995
Second Addendum: December 27, 1996
Third Addendum: June 21, 2000 [our copy is undated]
Fourth Addendum: April 29, 2005
Fifth Addendum: January 1, 2007
Sixth Addendum: September 12, 2008

21.	Immunomedics, Inc.	300 The American Road, Morris Plains, New Jersey

Lease dated January 16, 1992
First Addendum: May 5, 1993
Second Addendum: March 29, 1995
Third Addendum: October 5, 1998
Fourth Amendment Expansion/Extension Agreement: August 15, 2001
Amended June 18, 2009
Amended February 11, 2011

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION
22.	Charmant Group Inc. (as successor corporation to original tenant Charmant Eyewear, Inc.)	400 The American Road, Morris Plains, New Jersey

Lease: March 26, 1990
First Addendum: September 23, 1994
Second Addendum: August 16, 1999
Third Addendum: October 15, 2004
Fourth Addendum: September 1, 2006
Fifth Addendum: September 26, 2007
Sixth Addendum: January 2, 2011

23.	Parisi IAP, LLC (by assignment from A.E. Institute of Athletic Performance, LLC)	114 The American Road, Morris Plains, New Jersey	Original Lease: September 7, 2004 First Addendum: January 7, 2004
24.	Temptime Corporation (formerly known as Lifelines Technology, Inc., formerly known as Inventory Management Systems Corporation)	116 The American Road, Morris Plains, New Jersey

Original Lease: August 14, 1987
[CD] Letter: December 20, 1987
Amended October 4, 1989
Amended May 11, 1992
Amended April 27, 1994
Amended January 25, 1996
Amended January 29, 1997
Sublease dated May 28, 1999
Amended September 21, 2001
Amended March 25, 2006
Amended June 2, 2009

25.	AHS Investment Corp.	200 The American Road, Morris Plains, New Jersey	Lease dated March 28, 2003 Amended June 1, 2012
26.	State of New Jersey, Department of the Treasury, General Services Administration	100 The American Road, Morris Plains, New Jersey	Original Lease: December 21, 2009 Lease at 300 American dated August 1, 993

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION
27.	Coty US, LLC	410 The American Road, Morris Plains, New Jersey

Lease dated November 12, 1992
First Addendum: February 4, 1994
Second Addendum: March 10, 1997
Third Addendum: January 23, 2000
Fourth Addendum: March 31, 2000
Fifth Addendum: August 1, 2006
Sixth Addendum: January 28, 2008
Seventh Addendum: August 14, 2012

28.	StarTrak Systems, L.L.C.	400 The American Road, Morris Plains, New Jersey	Lease dated February 27, 2008
29.	Coty US, LLC	500 The American Road, Morris Plains, New Jersey	Lease dated August 14, 2012

TENANTS WITH OPTION TO PURCHASE

1.                                      The Coca-Cola Bottling Company of New York, Inc.
Property Address:                                                412 Fairview Park Drive, Elmsford, NY

2.                                      MCI Telecommunications Corporation
Property Address:                                                401 Fieldcrest Drive, Elmsford, NY

3.                                      MAC

Property Address:                                                103 Fairview Park Drive, Elmsford, NY

TENANTS WITH RIGHT OF FIRST REFUSAL/FIRST OFFER TO LEASE SPACE

1.                                      Bioscript Infusion Services, LLC
Property Address:                                                100 The American Road, Morris Plains, NJ

2.                                      Coty US, LLC
Property Address:                                                118 The American Road, Morris Plains, NJ

3.                                      Immunomedics, Inc.
Property Address:                                                300 The American Road, Morris Plains, NJ

4.                                      Charmant Group, Inc.
Property Address:                                                400 The American Road, Morris Plains, NJ

Schedule 2.15A

Construction and Remediation Projects

1. Tenant work as set forth in Article 5 of that certain Lease Agreement dated August 14, 2012 between Wu/LH 500 American L.L.C., as landlord, and Coty US, LLC, as tenant.

2.  Any and all work set forth in that certain Transaction Screen Process Documentation report dated December 2011 prepared by P.W. Grosser Consulting, Inc.